UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2011

Oak Tree Educational Partners, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

(Commission File Number)	20-2329345 (IRS Employer Identification No.)

434 West 33rd Street, Suite 240,
New York, New York 10001
(principal executive offices and zip code)

(646) 290-5290
 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On June 8, 2011, we issued a press release announcing that we had entered into an investor relations agreement with American Capital Ventures (“ACV”).  A copy of the related press release is being filed as Exhibit 99.1 to this Current Report Form 8-K and is incorporated herein by reference in its entirety.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of  Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

No.	Description
99.1	Press Release, dated June 8, 2011, issued by Oak Tree Educational Partners, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2011	OAK TREE EDUCATIONAL PARTNERS, INC.

	By:	\s\ Anil Narang
Anil Narang
President